UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2007

Virgin Mobile USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33735	20-8826316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Independence Boulevard Warren, NJ		07059
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 607-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On October 16, 2007, in connection with the completion of the initial public offering (the “Offering”) of its Class A common stock, par value $0.01 per share, and the related reorganization transactions, described in the Registration Statement on Form S-1 (File No. 333-142524), as amended (the “Registration Statement”), Virgin Mobile USA, Inc. (the “Company”), entered into certain agreements as contemplated in the Registration Statement and described below.

Stockholders’ Agreement

The Company, Corvina Holdings Limited (“Corvina”), Cortaire Limited (“Cortaire” and, together with Corvina, the “Virgin Entities”) and Sprint Ventures, Inc. (“Sprint Ventures”) entered into a stockholders’ agreement which sets forth certain rights, obligations and agreements of the Virgin Entities and Sprint Ventures as holders of the Company’s common stock. The stockholders’ agreement contains various governance provisions, including provisions relating to the voting of the Virgin Entities and Sprint Ventures’ equity interests in the Company.

Registration Rights Agreement

The Company, the Virgin Entities, Sprint Ventures, Best Buy & Co., Inc. and Freedom Wireless, Inc. entered into a registration rights agreement pursuant to which the Company is required to register, under certain circumstances and subject to certain restrictions, shares of the Company’s common stock held or acquired by such entities, their respective affiliates and certain of their respective transferees.

Tax Receivable Agreements

The Company, Sprint Ventures and Virgin Mobile USA, L.P. (the “Operating Partnership”) entered into a tax receivable agreement pursuant to which we will be required to pay Sprint Ventures for the tax benefits relating to any additional tax depreciation or amortization deductions we may claim as a result of the tax basis step-up we receive in connection with our purchase from Sprint Ventures of units in the Operating Partnership in connection with the consummation of the Offering and subsequent exchanges by Sprint Ventures of units in the Operating Partnership for shares of the Company’s common stock and related transactions with Sprint Ventures.

The Company and Corvina entered into a tax receivable agreement pursuant to which we will be required to pay Corvina for the tax benefits relating to certain tax attributes contributed by the Virgin Group to us in connection with the reorganization transactions.

Limited Partnership Agreement of Virgin Mobile USA, L.P.

The Company, VMU GP I, LLC and Bluebottle USA Holdings L.P. entered into a limited partnership agreement of Virgin Mobile USA, L.P., pursuant to which the Company will have certain rights and obligations as a limited partner in the Operating Partnership which is the principal operating entity of our business.

PCS Services Agreement

The Company and Sprint Spectrum, L.P. (“Sprint Spectrum”) entered into an Amended and Restated PCS Services Agreement and a related Amendment No. 1 (collectively, the “PCS Services Agreement”). Under the PCS Services Agreement, Sprint Spectrum provides us access to its nationwide Sprint PCS network.

Virgin Trademark License Agreement

The Company and Virgin Enterprise Limited entered into an amended and restated trademark license agreement which governs our use of the “Virgin” brand.

Sprint Trademark License Agreement

The Company and Sprint Communications Company, L.P. entered into an amended and restated trademark license agreement which governs our use of the “Sprint” and “Sprint PCS” brands in relation to the provision and marketing of mobile voice and data services and other related services.

Copies of each of the Stockholders’ Agreement, the Registration Rights Agreement, the Sprint Nextel Tax Receivable Agreement, the Virgin Group Tax Receivable Agreement, the Limited Partnership Agreement of Virgin Mobile USA, L.P., the Amended and Restated PCS Services Agreement, the Amendment No. 1 to Amended and Restated PCS Services Agreement, the Amended and Restated Virgin Trademark License Agreement, and the Amended and Restated Sprint Trademark License Agreement (collectively, the “Transaction Agreements”) are filed as Exhibit 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively. Each of the Transaction Agreements is incorporated herein by reference. The above descriptions of the Transaction Agreements are not complete and are qualified in their entirety by reference to those exhibits.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As contemplated in the Registration Statement, L. Kevin Cox, Thomas O. Ryder and Kenneth T. Stevens have been appointed to the Board of Directors of the Company. Messrs. Cox, Ryder and Stevens will serve as members of the Company’s audit committee and Mr. Ryder will serve as its chair. In addition, Mr. Stevens will serve as a member and the chair of the Company’s compensation committee. Biographical information regarding these directors and a description of the terms of their compensation have previously been reported by the Company in its prospectus, dated October 10, 2007, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on October 11, 2007.

Item 5.03	Amendments to Articles of Incorporation and Amended and Restated Bylaws

Amended and Restated Certificate of Incorporation

As contemplated in the Registration Statement, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Amended and Restated Certificate of Incorporation, among other things, reclassifies the Company’s common stock into three classes, consisting of Class A common stock, Class B common stock and Class C common stock, and provides for blank check preferred stock. The Class B common stock has no economic rights but it will entitle the holder to a number of votes equal to a the total number of shares of Class A common stock for which the partnership units that such holder holds in the Operating Partnership are exchangeable. The shares of Class C common stock may be converted into shares of Class A common stock at any time at the option of the holder and will automatically convert into shares of Class A common stock upon any transfer of shares of Class C common stock, except certain permitted transfers. Except for the convertibility of Class C common stock into Class A common stock, the shares of Class A common stock and Class C common stock are identical, including with respect to voting rights.

The Company’s Bylaws were also amended and restated as contemplated in the Registration Statement. The Amended and Restated Bylaws of the Company provide, among other things, (1) the procedures for nomination of certain candidates to serve as directors of the Company; (2) that no action required by law to be taken at any annual or special meeting of stockholders of the Company, nor any action which may be taken at any annual or special meeting of such stockholders, may be taken by written consent of the stockholders of the Company, subject to certain exceptions; (3) the approval procedures for certain specified transactions; (4) certain procedures for amending the Amended and Restated Bylaws; and (5) that the Company indemnify its present and former directors and officers to the fullest extent permitted by Delaware law.

For further information regarding the foregoing and other provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, see “Description of Capital Stock” in the Registration Statement. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and such exhibits are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Stockholders’ Agreement, dated October 16, 2007.

4.2	Registration Rights Agreement, dated October 16, 2007.

10.1	Sprint Nextel Tax Receivable Agreement, dated October 16, 2007.

10.2	Virgin Group Tax Receivable Agreement, dated October 16, 2007.

10.3	Limited Partnership Agreement of Virgin Mobile USA, L.P., dated October 16, 2007.

10.4	Amended and Restated PCS Services Agreement, dated October 16, 2007 (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (Registration No. 333-142524)).

10.5	Amendment No. 1 to Amended and Restated PCS Services Agreement, dated October 16, 2007 (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (Registration No. 333-142524)).

10.6	Amended and Restated Trademark License Agreement among Virgin Enterprises Limited and Virgin Mobile USA, LLC, dated October 16, 2007.

10.7	Amended and Restated Trademark License Agreement between Sprint Communications Company, L.P. and Virgin Mobile USA, LLC, dated October 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Mobile USA, Inc.

By:	/s/ Peter Lurie
Name:	Peter Lurie
Title:	General Counsel and Secretary

Dated: October 16, 2007

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Stockholders’ Agreement, dated October 16, 2007.

4.2	Registration Rights Agreement, dated October 16, 2007.

10.1	Sprint Nextel Tax Receivable Agreement, dated October 16, 2007.

10.2	Virgin Group Tax Receivable Agreement, dated October 16, 2007.

10.3	Limited Partnership Agreement of Virgin Mobile USA, L.P., dated October 16, 2007.

10.4	Amended and Restated PCS Services Agreement, dated October 16, 2007 (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (Registration No. 333- 142524)).

10.5	Amendment No. 1 to Amended and Restated PCS Services Agreement, dated October 16, 2007 (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (Registration No. 333-142524)).

10.6	Amended and Restated Trademark License Agreement among Virgin Enterprises Limited and Virgin Mobile USA, LLC, dated October 16, 2007.

10.7	Amended and Restated Trademark License Agreement between Sprint Communications Company, L.P. and Virgin Mobile USA, LLC, dated October 16, 2007.